                                   EXHIBIT 7.1

              SHAREHOLDERS AGREEMENT, DATED AS OF JANUARY 28, 2000
                BY AND AMONG GLOBAL TELEPHONE COMMUNICATION INC.,
                 SPIDERWEB CORPORATION, CMS DEVELOPMENT LIMITED,
                WAYNE WEIKANG CHEN, AND NANO TECHNOLOGY LIMITED.

                            DATED 28 JANUARY 2000



              (1)  GLOBAL TELEPHONE COMMUNICATION INC.

              (2)  SPIDERWEB CORPORATION

              (3)  CMS DEVELOPMENT LIMITED

              (4)  WAYNE WEIKANG CHEN

              (5)  NANO TECHNOLOGY LIMITED





       ------------------------------------------------------------------

                            SHAREHOLDERS AGREEMENT

                                 relating to

                            NANO TECHNOLOGY LIMITED

       ------------------------------------------------------------------





                               Victor Chu & Co.
                             19th Floor, Tower II
                                  The Gateway
                                25 Canton Road
                                   Hong Kong

THIS AGREEMENT is made on 28 January 2000

BETWEEN:

(1) GLOBAL TELEPHONE COMMUNICATION INC., a company incorporated in the British Virgin Islands (IBC No. 346782) and having its registered office at East Asia Chambers, P.O. Box 901, Road Town, Tortola, British Virgin Islands ("GTCI");

(2) SPIDERWEB CORPORATION, a company incorporated in the British Virgin Islands (IBC No. 230382) and having its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands ("SPIDERWEB");

(3) CMS DEVELOPMENT LIMITED, a company incorporated in the British Virgin Islands (IBC No. 128319) and having its registered office at Columbus Centre Building, Wickhams Cay, Road Town, Tortola, British Virgin Islands ("CMS");

(4) WAYNE WEIKANG CHEN, holder of Canadian Passport No. BC036569 of Suite 5B, Tower II, Island Place, North Point, Hong Kong ("MR. CHEN"); and

(5) NANO TECHNOLOGY LIMITED, a company incorporated in the British Virgin Islands (IBC No. 355222) and having its registered office at Offshore Incorporations Centre, P.O. Box 957, Road Town, Tortola, British Virgin Islands (the "COMPANY").


WHEREAS:

(A)    The particulars of the Company as at the date hereof are set out in
       Schedule 1.

(B) Cyber 2000 Limited ("CYBER 2000") is a company incorporated in Hong Kong (company no. 684198) having its registered office at Room 1802, Dominion Centre, 43-59 Queen's Road East, Hong Kong and is a wholly owned subsidiary of the Company.

(C) The parties wish to co-operate in developing the voice over internet protocol and the business of providing re-sale services of voice over internet protocol (the "PROJECT") and to enter into this Agreement which sets out the terms and conditions upon which the parties will invest in the Company and to regulate the management and business affairs of the Company and its subsidiaries.


IT IS HEREBY AGREED as follows:

1.     INTERPRETATION

1.1 In this Agreement unless the context requires otherwise, the following words and expressions shall have the following meanings:

       "ARTICLES"                                 the articles of association
                                                  of the Company as amended from
                                                  time to time;

       "AUDITORS"                                 the auditors of the Company
                                                  from time to time;

       "BOARD" the board of directors of the Company as constituted from time to time;

       "BUSINESS"                                 the business of the Company
                                                  as described in Clause 3;

       "DEED OF ADHERENCE"                        the deed of adherence, the
                                                  form of which is set out in
                                                  Schedule 2;

       "DEFAULTING PARTY"                         any Shareholder who is in
                                                  breach of its obligations
                                                  hereunder;

       "DIRECTORS"                               the directors of the Company;

       "ENCUMBRANCE"                             any mortgage, pledge, lien,
                                                 charge, equity, third party
                                                 right, option, right of pre-
                                                 emption or any other
                                                 encumbrance, priority or
                                                 security interest or
                                                 arrangement of whatsoever
                                                 nature and references to
                                                 Encumbrancer shall be construed
                                                 accordingly;

       "EVENT OF DEFAULT"                         any of the events specified in
                                                  Clause 9.5;

       "HONG KONG"                                Hong Kong Special
                                                  Administrative, Region of the
                                                  People's Republic of China;

       "LOAN" the outstanding principal amount at any relevant time of all advances made by the
                                                  Shareholders to the Company in
                                                  their capacity as Shareholders
                                                  and interest thereon (if any);

       "SALE VALUE"                               as defined in Clause 9.3;

       "SHAREHOLDERS"                             registered holders of the
                                                  Shares from time to time;

       "SHARES"                                   shares of US$1.00 each in the
                                                  Company;

       "SIMPLE MAJORITY"                          a majority of the Board or of
                                                  Shareholders which majority
                                                  shall be comprised of nominees
                                                  of Shareholders or
                                                  Shareholders holding more than
                                                  50 per cent of all Shares
                                                  issued by the Company;

       "SPECIAL MAJORITY"                         a majority of the Board or of
                                                  Shareholders which majority
                                                  shall be comprised of nominees
                                                  of Shareholders or
                                                  Shareholders holding 75 per
                                                  cent or more of all Shares
                                                  issued by the Company;and

       "SUBSIDIARY" AND "HOLDING COMPANY"         as defined in section 2 of the
                                                  Companies Ordinance (Cap. 32
                                                  of the laws of Hong Kong).

1.2    In this Agreement:

       (a) the Recitals and the Schedules form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement and any reference to this Agreement shall be to this Agreement as from time to time supplemented, varied or amended and shall include the Recitals and Schedules;

       (b) statutes or statutory provisions shall be construed as references to those statutes or provisions as amended from time to time (whether before or after the date of this Agreement) and to any orders, regulations, instruments or subordinate legislation under the relevant statute or statutory provision;

       (c) a "person" shall include any person, body corporate, association, entity or partnership (whether or not having separate legal personality) and "parties" shall mean parties to this Agreement;

       (d) the headings are for convenience only and shall not affect the construction of this Agreement;

       (e) the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa;

       (f) save as otherwise specified herein, any approval, agreement or consent of the Shareholders or Directors or any majority thereof required by this Agreement shall be deemed duly given in a duly convened general meeting of the Company or meeting of the Directors or in writing in accordance with the Articles; and

       (g) unless otherwise specified, all acts required to be done under this Agreement on a day which is not a business day shall be done on the next business day.


2.     ARRANGEMENTS FOR PARTICIPATION

2.1 Forthwith or as soon as practicable after execution of this Agreement, each of the parties shall take or cause to be taken the following steps:

       (a) hold the first Board meeting to resolve the business set out in the agenda in the agreed form;

       (b) in addition to the existing Directors, appoint the following nominees respectively as Directors:


              Name of Nominee                          Nominated by
              ---------------                          ------------
              Tom Brandenburg, Terry Wong,             GTCI
              Robert Andersen and two other
              nominees to be nominated later

              Charles Shiu Man-Hao                     CMS

              Mr. Chen                                 Mr. Chen

       (c)    appoint the Auditors.


3.     BUSINESS

       The Company shall carry on the business of being the investment holding company of Cyber 2000 and other subsidiaries of the Company to be established from time to time for the purposes of acquiring, developing and managing the Project and engaging in such other businesses as from time to time agreed in writing by the Shareholders.

4.     TRANSFER OF SHARES

4.1 No Shareholder shall sell or dispose of any interest in any Shares owned by it without first notifying the Company and offering such Shares to the other Shareholders on the same or more favourable terms. Any such offer shall remain open for acceptance for 14 days and if not accepted by one or more of such offerees within such period shall be deemed to have been refused. In respect of any offer which is not accepted, the proposing seller shall be at liberty (subject to the provisions of Clauses 4.2 and 4.3) to sell such Shares to a third party within 14 days of such refusal but not on more favourable terms than those at which they were so offered provided that if the original offer did not specify both the identity of the proposed transferee and the terms of the proposed sale, the proposing seller shall not be entitled to effect any such sale without first giving the other Shareholders further 14 days notice so specifying and during such period the other Shareholders may accept such offer upon the terms so specified.

4.2 Each of the Shareholders hereby undertakes that if it shall transfer any of its Shares (or any interest therein) it shall require the transferee to execute a Deed of Adherence which the Company shall execute for itself and on behalf of any as agent of all parties to this Agreement for the time being (which the parties irrevocably authorize the Company to do), and the compliance with this Clause shall be a condition precedent to registration of any such transfer.

4.3 Without prejudice to Clause 4.1, GTCI shall, before disposing of any of Shares or any interest thereof held by it (the "GTCI Sale Shares") to a third party (the "Purchaser"), procure that the Purchaser shall simultaneously offer to purchase from each of the other Shareholders (the "REMAINING SHAREHOLDERS"):

             (a) the same proportionate part of the respective Shares held by such Remaining Shareholders as the number of the GTCI Sale Shares bears to all the Shares then held by GTCI; and

             (b) a like proportion of the Loan then owing to the respective Remaining Shareholders.

4.4 The Offer made by the Purchaser to each of the Remaining Shareholders under Clause 4.3 shall:

             (a) be conditional upon GTCI actually disposing of the GTCI Sale Shares;

             (b) in all respect be on the same terms as those applicable to the GTCI Sale Shares including without limitation, the price per Share, time of payment, sharing of stamp duty, etc.;

             (c) in relation to the Loan due to each of the Remaining Shareholders, be at a consideration that is proportional to that offered to GTCI by the Purchaser; and

             (d) not otherwise be subject to any other more onerous terms, conditions, warranties or indemnities than those apply to the GTCI Sale Shares.

4.5 No Shareholder shall transfer any interest in any Share without at the same time assigning to the transferee a proportion of the Loan owed to it by the Company equal to the proportion that the interest transferred bears to the total number of Shares in which the Shareholder is then beneficially interested.

4.6 Notwithstanding the above provisions and provided in each case the provisions of Clause 4.2 are complied with, a Shareholder may sell or transfer all or part of its Shares to a subsidiary or holding company of such Shareholder or a subsidiary of such holding company and any such person so holding such Shares may in turn sell or transfer such Shares to any other subsidiary or holding company of the said original Shareholder or a subsidiary of such holding company at any time, provided that when such a person so holding such Shares ceases to be a subsidiary or holding company of the said original Shareholder or a subsidiary of such holding company, such Shares Shall be transferred to the said original Shareholder and each such person hereby authorizes the Company to execute on its behalf all documents necessary to effect such transfer.

4.7 The parties agree to procure that the Directors shall approve for registration, but shall only approve for registration, any transfer of Shares in relation to which compliance has been made with Clause 4 and the relevant provisions of the Articles.

4.8 If a party ceases to be a Shareholder, it shall no longer be bound by this Agreement other than enforcing provision in Clause 10 (in respect of information relating to itself) or in respect of any antecedent breach.

5.           ADDITIONAL FINANCE

5.1 Notwithstanding the provisions of Clause 7.1 (but otherwise subject as provided in Clause 7.1), the Shareholders shall on request made by the Company severally provide by way of loan to the Company or by way of additional share capital such sums as shall be required by the Company and/or Cyber 2000 and/or any of its subsidiaries to be established from time to time for the proper conduct of the Business and to enable it to meet its obligations and liabilities. Such additional finance shall be provided by Shareholders in the proportions in which they hold Shares. If any Shareholder shall fail to advance its share of any such additional finance within a period of 14 days from the Board's call therefor, the provisions of Clause 9 shall apply.

5.2 If the Company shall issue new Shares to a Shareholder resulting in dilutions to the respective shareholdings of the other Shareholders, each of the other Shareholders shall have a right, exercisable within 7 days after such issue, to subscribe for additional Shares such that the level of its shareholding in the Company shall not in any way be reduced (the "TOP-UP SUBSCRIPTIONS"). The terms and conditions (if any) for issuing of the new Shares (including without limitation the subscription price of each new Share) applicable to all the Shareholders pursuant to this Clauses 5.2 shall in all respect be the same. Completion of the Top-up Subscriptions shall take place simultaneously and, unless otherwise agreed, be 14 days after the first new issue of Shares which trigger the Top-up Subscriptions.

5.3 Subject as otherwise provided in this Agreement, this Clause 5 shall be without prejudice to the right of the Company to borrow sums from third parties on the most favourable terms obtainable as to interest, repayment and security, but without allowing any prospective lender a right to participate in the Share capital of the Company as a condition or term of any loan or advance.

5.4 Save with the unanimous agreement of the Shareholders, no Shareholder will be obliged to guarantee or provide or give security in respect of any indebtedness of the Company.

6.           DIRECTORS AND MANAGEMENT

6.1 Unless the Shareholders shall otherwise agree, the number of Directors shall be nine. GTCI shall have right to nominated and have appointed a total of six Directors.

6.2 Without prejudice to the Company's right against the Directors personally at law or in equity, each Shareholder agrees that it shall be liable for all acts or omissions of the person for the time being nominated by it to be a Director or to be a signatory of any documents and bank account of the Company.

6.3 Subsequent to the appointment of Directors pursuant to Clause 2.1(b) the Board consisting of the Directors representing the respective Shareholders are those individuals whose names are set out therein.

6.4 The chairman of the Company shall be nominated by GTCI and shall be appointed by the Board. The first chairman shall be Mr. Thomas C. Brandenburg.

6.5 If any vacancy occurs in the Board with respect to any Director nominated by any Shareholder, such Shareholder shall have the rights and power to fill such vacancy. Each Shareholder shall have the right to remove or replace a Director nominated by it at any time. Any replacement Director nominated by any Shareholder shall be a person appropriately qualified for the office of Director.

6.6 The quorum for the meeting of the board shall be such number of Directors which collectively representing 80 per cent of the entire shareholdings of the Company from time to time.

6.7 A meeting of the Directors at which a quorum is present shall be competent to exercise all powers and discretions for the time being exercisable by the Directors subject to the provisions of this Agreement and the Articles.

6.8 A meeting of the Board may be held by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting of the Board in such manner shall constitute presence in person at such meeting. A resolution in writing or by facsimile by all Directors shall be as effective for all purposes as a resolution of the Directors duly passed at a meeting of the Board duly convened and held. Any such resolution may consist of several counter-parts which together shall constitute as one document.

6.9 Unless otherwise agreed in writing among the Shareholders, the financial year of the company shall end on 31st December.

6.10 The Company shall maintain accurate and complete accounting records and each Shareholder's duly authorized representative shall have full access to all accounting and all other records of the Company at all reasonable times. The accounts of the company shall be kept in accordance with accepted accounting principles in Hong Kong and audited annually.

6.11 The Board shall appoint a managing director for the day to day management of the affairs of the Company. The managing director shall be a nominee of GTCI. The managing director shall report and be supervised as decided by the Board and shall exercise all of the powers as duly authorized by the Board.

6.12 The Auditors shall be a firm of certified public accountants of internally recognized reputation nominated by GTCI.

6.13 Any guarantees required to be given by the Shareholders shall be given by each of them and any payments which fall due pursuant to such guarantees shall be borne by the Shareholders pro rata to their shareholding from time to time. Any payment properly made by any Shareholder pursuant to a guarantee of the Company's obligations in excess of such Shareholder's pro rata share of the total payment made shall be immediately recoverable by such Shareholder from the other Shareholder pro rata to such other Shareholder's shareholding.

6.14 The provisions of this Clause 6 shall, with necessary changes made, apply to Cyber 2000 and each of the other subsidiaries of the Company to be established from time to time unless it is not wholly owned by the Company and has a significant minority interest.

7.           KEY DECISIONS

7.1 Save as provided herein, the Company shall not, and each of the Shareholders hereby agrees and undertakes that it shall use its reasonable endeavors to procure that the Company shall not, without the approval of a Special Majority, transact any of the following businesses in relation to the Company:

             (a)          amend the memorandum of association or Articles;

             (b)          change the name of the Company;

             (c) change in any way the capital structure of the Company or issue or agree to issue or grant any option over or right to acquire any additional Shares or purchase or redeem any Shares (except for granting of options over Shares pursuant to any share option scheme of the Company for the benefit of the executives and/or employees of the Company and its subsidiaries);

             (d)          vary any rights attaching to any Shares;

             (e) pass any resolution the result of which would be its voluntary winding up, liquidation or receivership, or make any composition or arrangement with creditors;

             (f)          merge or amalgamate with or into any third party;

             (g) mortgage or charge of any of the assets of the company or the provision of any guarantees by the Company in excess of guidelines from time to time laid down by the Shareholders or by the Board;

             (h) borrow any money or incur any debt or the making of any loan or advance to security to or for the benefit of any person or entity in excess of guidelines from time to time laid down by the Shareholders or by the Board;

             (i) enter into any new business or change the nature of the Business or the territories in which the Business is to be carried on;

             (j) enter into any agreement by any Shareholder (or such Shareholder's subsidiary or associated company) with the Company or with any subsidiary or associated company of the Company;

             (k)          change the Auditors;

             (l) acquire any premises, whether on a freehold or leasehold basis;

             (m) invest in any third party or dispose of any such investment;

             (n) commence any legal or arbitration proceedings (other than routine collection of trade debts and contract claims arising out of the ordinary course of business), in each case where the amount claimed is more than HK$1,000,000; and

             (o) repay any Loan to a particular Shareholder (other than repayment made to it in proportion to repayments made by other Shareholders in respect of their Loans).

7.2 Save as provided herein the Company shall not, and each of the Shareholders hereby agrees and undertakes that it shall use its reasonable endeavours to procure that the Company shall not, without the prior approval of a Simple Majority, transact any of the following businesses in relation to the Company:

             (a) approve any annual revenue and capital budgets (excluding the case where any additional monetary obligations or liabilities of the Company or the Shareholders are attached or imposed), financial statements or the amount of dividends to be distributed to the Shareholders with respect to each financial year of the Company and its subsidiaries;

             (b)          approve the annual business plan; and

             (c)          determine the remuneration of Directors.

7.3 The Shareholders shall each procure that the requirements of Clause 7 are fully observed and shall, without limitation, use their best endeavors to procure that the Directors which they have nominated shall vote to cause the requirements of Clause 7 to be fully observed.

7.4 The provisions of this Clause 7 shall, with necessary changes made, apply to Cyber 2000 and each of the other subsidiaries of the Company to be established from time to time unless it is not wholly owned by the Company and has a significant minority interest.

8.           DIVIDEND POLICY

             The dividend policy of the Company from time to time shall be agreed by a Simple Majority of the Board. If the Directors are unable to agree a dividend policy at any time then the amount which shall be declared as a dividend shall be the whole of the amount which is legally available for distribution less any amount which in the opinion of the Auditors ought to be retained within the Company as a matter of prudent financial management including allowance for future working capital and provisions for tax. In the absence of manifest error such opinion of the Auditors shall be final and binding on the Shareholders.

9.    EVENTS OF DEFAULT

9.1 If any Shareholder commits or suffers an Event of Default then the party (including the Company) which has knowledge of such event shall notify all the other Shareholders immediately. The other Shareholders or any of them shall be entitled in their entire discretion and in proportion to their respective shareholdings to require the Defaulting Party to sell all of the Shares held or beneficially owned by the Defaulting Party by delivering written notice within [14] days of being notified of the Event of Default to the Defaulting Party with copies to the other non-defaulting Shareholders stating that the option hereby conferred (the "OPTION") is exercised at any time within 14 days from the date of the such a notice.

9.2 If there are more than one non-defaulting Shareholders proposing to exercise the Option, the non-defaulting Shareholder offering the highest price for the Shares held or beneficially owned by the Defaulting Party shall be entitled to exercise the Option. In the event that the same price is offered by more than one Shareholders, the Shares held or beneficially owned by the Defaulting Party shall be divided between such Shareholders in proportion to their then respective shareholdings in the Company.

9.3 If and when the Option is exercised, the Defaulting Party shall deliver to the other Shareholders exercising the Option within 14 days of the date of the notice exercising the Option duly executed transfers of all its Shares in favour of the other Shareholders (or as the Shareholders may direct) upon full payment to it of a sum equal to the sale value (the "SALE VALUE").

9.4 The Sale Value of the offered Shares shall be as mutually agreed or failing which shall be the average of the values determined by two arbitrators respectively appointed by the Defaulting Party and by the other Shareholders jointly on the basis of an agreed list of arbitrators, or if there are more than one Shareholders proposing to exercise the Option, the highest price offered for the offered Shares. The Shares so transferred shall be deemed to be sold by the transferor as beneficial owner with effect from the date of such transfer free from any lien, charge or Encumbrance with all rights attaching thereto.

9.5   An Event of Default occurs if:

      (a) a Shareholder commits a material breach of its obligations under this Agreement including, without limitation, failing to pay its proportionate share of any additional finance as required pursuant to Clause 5.1 and, in the case of a breach capable of remedy fails to remedy the same within 14 days of being specifically required in writing to do so by the other Shareholders;

      (b) any distress, execution, sequestration or other process is levied or enforced upon or against the property of a Shareholder;

      (c) a Shareholder is unable to pay its debts in the normal course of business;

      (d) a Shareholder ceases or threatens to cease wholly or substantially to carry on its business otherwise than for the purpose of a reconstruction or amalgamation without insolvency previously approved by the other Shareholder (such approval not to be unreasonably withheld);

      (e) any Encumbrancer takes possession of or a receiver or trustee is appointed over the whole or any part of the undertaking, property or assets of a Shareholder;

      (f) a shareholder becomes or is adjudicated or declared bankrupt or insolvent, convenes a meeting of its creditors or proposes or makes any arrangement or composition with its creditors or an order is made or a resolution is passed for the winding up of a Shareholder, otherwise than for the purpose of a reconstruction or amalgamation without insolvency previously approved by the other Shareholder (such approval not to be unreasonably withheld); or

      (g) any events occur which under the laws of any country has an analogous effect to any of the events referred to above.

10.    CONFIDENTIALITY

10.1 Any Director shall be free at any time to disclose in confidence to the Shareholders any information he receives relating to the Company and its subsidiaries (if any) and their respective business (other than information in respect of which the Company or such subsidiary or associated company owes a duty of confidentiality to a third party) for the purpose of enabling the Shareholders to reach business decisions in relation to the running of the Company or enabling the Shareholders to prepare their consolidated accounts but for no other purpose whatsoever.

10.2 The Shareholders undertake with each other to use all reasonable endeavours to ensure that all information received by them relating to the Company or its Subsidiaries (if any) and their respective businesses shall not be disclosed to any third party.

10.3 The obligation to observe the confidentiality provisions of Clauses 10.1 and 10.2 shall not apply to information:

      (a) which is or becomes contained in a printed publication available to the general public through no wrongful act of the Shareholder concerned;

      (b) which is required to be disclosed by a Shareholder or any subsidiary of such Shareholder in the performance of its obligations arising under this Agreement or by any law of Hong Kong or the rules of any stock exchange (including without limitation the rules governing the listing of shares on the NASDAQ OTC Bulletin Board in the case of GTCI) on which its shares are listed, or the rules of any governmental or regulatory authority within Hong Kong whether or not having the force of law; or

      (c)    the disclosure of which is agreed upon by all Shareholders.

11.   REPRESENTATIONS AND WARRANTIES

11.1 Each party which is a body corporate (and where appropriate, each party which is an individual) warrants to all other parties that:

      (a) it is duly incorporated and validly existing under the laws of its place of incorporation and has the power, legal capacity and authority to enter into and perform its obligations under this Agreement;

      (b) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate actions of that party under all applicable laws and regulations;

      (c) all necessary authorizations, approvals and consents required from any person for or in connection with the execution and performance of this Agreement have been obtained and all such authorizations, approvals and consents are in full force and effect; and

      (d) the execution, delivery and performance of this Agreement do not violate any provision or result in the breach of its constituent documents or of any applicable law, rule or regulation of any governmental body or any agreement or arrangement to which it is a party.

11.2  Each party undertakes with the others that:

      (a) to perform and observe or, so far as it is otherwise able to do, to procure that it shall at all times act in accordance with the provisions of this Agreement;

      (b) to procure (so far as it is able) that there shall be a quorum for any general meeting or Board meeting; and

      (c) to take all necessary steps to give full effect to the provisions of this Agreement including, without prejudice to the generality of the foregoing, by procuring that any person representing that party at a general meeting of the Company and each person nominated by it as Director shall act in accordance with and give effect to the provisions of this Agreement and shall refrain from acting in any manner which does not accord with the provisions of this Agreement.

11.3 Each party undertakes to indemnity and keep indemnified all the other parties hereto against any loss or liability suffered by any of them as a result of or in connection with any breach of warranties provided under this Clause and any costs and expenses incurred as a result of such breach.

12.   ANNOUNCEMENTS

      No Party shall make any announcement relating to this Agreement without having first discussed the contents of the announcement with all other Shareholders and having given such Shareholders a reasonable time in which to comment thereon provided that this Clause shall not apply to:

      (a) any announcement connected with any breach of this Agreement by the other party hereto; or

      (b) any announcement which applicable laws or regulatory authorities require to be made (including without limitation as required by the rules governing the listing of shares on the NASDAQ OTC Bulletin Board in the case of GTCI).

13.  CONFLICT WITH ARTICLES

      In the event of any conflict or inconsistency between the provisions of the Articles and the provisions of this Agreement, the provisions of this Agreement shall prevail as between the Shareholders and the Shareholders shall amend the Articles to give effect to this Agreement.

14.   OBLIGATION TO VOTE

      Each of the Shareholders undertakes to each other that it shall vote or procure any Director nominated by it to vote at meetings of the Board and in its capacity as Shareholder it shall vote against any resolution which would if passed be in contravention of any of the provisions of this Agreement.

15.   NO PARTNERSHIP

      None of the provisions of this Agreement shall be deemed to constitute a partnership or agency between the Shareholders other than as shareholders.

16.   NOTICES

16.1 All notices given in connection with this Agreement must be in writing and must be left at the address of the addressee or sent by ordinary post (airmail if outside Hong Kong) to the address of the addressee or by facsimile to the facsimile number of the addressee which is specified in this Clause 16 or if the addressee notifies another address or facsimile number then to that address or facsimile number.

16.2 Unless a later time is specified in it, a notice takes effect from the time it is received except that if it is received after 5:00 p.m. in the place of receipt or on a non-working day in that place it is to be taken to be received at 9:00 a.m. on the following business day in that place.

16.3  A letter or facsimile transmission shall be taken to have been received:

      (a) in the case of a letter, on the second (seventh for international mail) day after posting; and

      (b) in the case of a facsimile transmission, on production of a transmission report by the machine from which the transmission was sent which indicates that the transmission was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Clause.

16.4 All notices in connection with this Agreement, must be addressed to the relevant party and sent to:

GTCI
----

address                     :             c/o Victor Chu & Co.
                                          19th Floor, Tower II, The Gateway
                                          25 Canton Road, Hong Kong
facsimile no.               :             (852) 2956 1161
for the attention of        :             Mr. Simon Yung

SPIDERWEB
---------

address                     :             Suite 5B, Tower II
                                          Island Place
                                          North Point
                                          Hong Kong
facsimile no.               :             [*]
for the attention of        :             Mr. Wayne Weikang Chen

CMS
---

address                     :             Unit D-6, 25 Ventris Road, Hong Kong
facsimile no.               :             (852) 2530 4006
for the attention of        :             Mr. Shiu Man-Hao, Charles

MR. CHEN
--------

address                     :            Suite 5B, Tower II
                                         Island Place
                                         North Point, Hong Kong
facsimile no.               :            [*]
for the attention of        :            Mr. Wayne Weikang Chen

THE COMPANY
-----------

address                     :            Unit D-6, 25 Ventris Road, Hong Kong
facsimile no.               :            (852) 2530 4006
for the attention of        :            Mr. Shiu Man-Hao, Charles

16.5 Nothing in this Clause shall preclude the service of communication or the proof of such service by any other mode permitted by law.

17.   NON - ASSIGNABILITY

      Save as agreed in writing by all parties hereto, neither the benefits nor the obligations of each of the Shareholders shall be assigned or transferred or be the subject matter of any Encumbrance created by either of the Shareholders.

18.   WAIVER

18.1 Time shall be of the essence of this Agreement and no failure to exercise and no delay in exercising any right, power, remedy or privilege arising hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

18.2 Without limiting the foregoing, no waiver by any party of any breach of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.

19.   SEVERABILITY

      If at any time any one or more of the provisions of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the remaining provisions of this Agreement shall continue in full force and effect as if the illegal, invalid or unenforceable provision were omitted herefrom.

20.   ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between the Shareholders relating to the subject matter hereof and supersedes all prior agreements or undertakings oral or written.

21.   TERMINATION

21.1 The rights and obligations of the parties under this Agreement shall remain in force unless terminated in one of the following ways:

      (a) forthwith by written notice by any Shareholder (other than the Defaulting Party) to the other parties, at any time after a Shareholder has committed an Event of Default;

      (b) forthwith by written notice by any Shareholder not in breach to the other parties, if the Company or any Shareholder:

            (i) is in material breach of its obligations hereunder and, if capable of remedy, such breach is not remedied within 14 days thereof; or

            (ii) persistently commits breaches of its obligations hereunder which are either not themselves material, or are remedied as provided in (i) above; or

      (c)   by written consents of all Shareholders from time to time.

21.2 All rights and obligations of the parties shall cease to have effect forthwith upon termination under Clause 21.1, save that such termination shall be without prejudice to the accrued rights and liabilities of the parties hereunder and without prejudice to the continued existence and validity of their respective rights and obligations under Clauses 10 and 12 and any provisions of this Agreement necessary for the interpretation or enforcement thereof.

22.   EXPENSES

      Each Shareholder shall bear its own legal costs and expenses incurred in connection with the negotiation, preparation, completion and execution of this Agreement. The costs and expenses incurred in the establishment of the Company shall be borne by the Company.

23.   FURTHER ASSURANCE

23.1  The Company agrees for itself and for its successors and assigns that:

      (a)   insofar as is required, it consents to this Agreement;

      (b) it will not transfer or reissue Shares in violation of this Agreement or without requiring proof of compliance with this Agreement;

      (c) it will not issue any Shares from and after the date hereof without having first made the provisions hereof known to the person to whom such Shares are to be issued;

      (d) all certificates for Shares issued by the Company during the term of this Agreement and which are subject to this Agreement shall bear the legend as above stated; and

      (e) it will cooperate in the enforcement of this Agreement and pay all fees and expenses required to be paid by it hereunder.

23.2 Each party hereto undertakes to do all such things reasonably within its power (including, but not limited to, executing such further documents or exercising votes on voting Shares in the capital of the Company held by it or causing Directors appointed by it to vote) as may be necessary or desirable to carry into effect more fully the provisions of this Agreement and the transactions contemplated herein and in the case of parties other than the Company to ensure that the Company complies with its obligations under this Agreement.

24.   AMENDMENTS

      No amendment or variation of or supplement to this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties hereto.

25.   GOVERNING LAW AND JURISDICTION

25.1 This Agreement and the rights and obligations of the parties shall be governed by and construed in accordance with the laws of Hong Kong.

25.2 Each party hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Hong Kong. Nothing in this Agreement shall restrict the right of the parties to take proceedings against any party liable hereunder in any other courts having, claiming or accepting jurisdiction over any party liable hereunder or any of their assets, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdictions whether concurrently or not.

25.3 GTCI, Spiderweb and CMS hereby respectively and irrevocably appoints Victor Chu & Co. (solicitors, of 19th Floor, Tower II, The Gateway, 25 Canton Road, Kowloon, Hong Kong), Mr. Chen and Mr. Charles Shiu (of 6th Floor, Block D, Ventris Terrace, 25 Ventris Road, Hong Kong) (each, the "PROCESS AGENT") as its agent to receive and acknowledge on its behalf service of any writ, summons, order judgement or other notice of legal process in Hong Kong. Such service shall be deemed completed on delivery to each party's Process Agent or, if sent by registered post to the aforesaid or last known address of such Process Agent, on the second Business Day after posting or, if there is a letter box for the aforesaid or last known address of such Process Agent, upon inserting the writ and/or any other relevant documents through the letter box (whether or not it is forwarded to and received by it). In the event that a party's Process Agent cannot continue to act as such, such party shall forthwith appoint another agent in Hong Kong for the same purpose and notify such appointment to all the other parties hereto in writing.

IN WITNESS whereof this Agreement has been executed on the day and year first above written.

SIGNED by                            )
THOMAS BRANDENBURG                   )
for and on behalf of                 )        /s/ Thomas Brandenburg
GLOBAL TELEPHONE                     )
COMMUNICATION INC.                   )
in the presence of:                  )

                  /s/ Simon Y.S. Yung
                     SIMON Y.S. YUNG
                        Solicitor
                     Victor Chu & Co.
                      Hong Kong SAR

SIGNED by                            )
WAYNE WEIKANG CHEN                   )
for and on behalf of                 )        /s/ Wei Kang Chen
SPIDERWEB CORPORATION                )
in the presence of:                  )

                  /s/ Simon Y.S. Yung
                     SIMON Y.S. YUNG
                        Solicitor
                     Victor Chu & Co.
                      Hong Kong SAR

SIGNED by                            )
CHARLES SHIU                         )
for and on behalf of                 )        /s/ Charles Shiu
CMS DEVELOPMENT LIMITED              )
in the presence of:                  )

                  /s/ Simon Y.S. Yung
                     SIMON Y.S. YUNG
                        Solicitor
                     Victor Chu & Co.
                      Hong Kong SAR

SIGNED by                            )
WAYNE WEIKANG CHEN                   )        /s/ Wei Kang Chen
in the presence of:                  )

                  /s/ Simon Y.S. Yung
                     SIMON Y.S. YUNG
                        Solicitor
                     Victor Chu & Co.
                      Hong Kong SAR

SIGNED by                            )
CHARLES SHIU                         )
for and on behalf of                 )        /s/ Charles Shiu
NANO TECHNOLOGY LIMITED              )
in the presence of:                  )

                  /s/ Simon Y.S. Yung
                     SIMON Y.S. YUNG
                        Solicitor
                     Victor Chu & Co.
                      Hong Kong SAR

                                   SCHEDULE 1

                           PARTICULARS OF THE COMPANY


Company Name                :        Nano Technology Limited

Date of Incorporation       :        1 December 1999

Place of Incorporation      :        British Virgin Islands

Company Number              :        355222

Share Capital

     (a) Authorized:                 US$50,000 dividend into 50,000 ordinary
                                     shares of US$1.00 each

     (b) Issued:                     6,000 ordinary shares

Registered Office           :        Offshore Incorporations Centre, P.O. Box
                                     957, Road Town, Tortola, British Virgin
                                     Islands

Director                    :        Shiu Man-Hao, Charles

                                     Wayne Weikang Chen


Shareholders                :        NAME                      NUMBER OF SHARES HELD
                                     ----                      ---------------------
                                     Spiderweb Corporation           2,000
                                     CMS Development Limited         2,000
                                     Wayne Weikang Chen              2,000
                                                                  ------------
                                                                    6,000


Registered Agent            :        Offshore Incorporations Limited

                                   SCHEDULE 2

                           FORM OF DEED OF ADHERENCE

THIS DEED OF ADHERENCE is made on

BETWEEN

(1) [X LIMITED], a company incorporated in [*] whose registered office is at [ADDRESS] (the "NEW SHAREHOLDER"); and

(2) NANO TECHNOLOGY LIMITED, a company incorporated in the British Virgin Islands whose registered office is at Offshore Incorporations Centre, P.O. Box 957, Road Town, Tortola, British Virgin Islands (the "COMPANY").

WHEREAS this Deed is supplemental to a shareholders agreement in relation to the Company dated [DATE] made between [NAMES OF PARTIES] and the Company (the "SHAREHOLDERS AGREEMENT").

NOW THIS DEED WITNESSETH as follows:

1. Words and expressions defined in the Shareholders Agreement shall have the same meanings when used herein.

2. The New Shareholder hereby confirms that it has been supplied with a copy of the Shareholders Agreement and hereby covenants with the Company to observe, perform and be bound by all the terms of the Shareholders Agreement (other than Clause 2 thereof) which are capable of applying to the New Shareholder and which have not been performed at the date hereof to the intent and effect that the New Shareholder shall be deemed with effect from the date on which the New Shareholder is registered as a Shareholder of the Company to be party to the Shareholders Agreement.

3. This Deed shall be governed by and construed in accordance with the laws of Hong Kong.

EXECUTED as a deed the day and year first before written.

[Execution Clause]